                                                                EXHIBIT 10

                            FALCON PRODUCTS, INC.

                               THIRD AMENDMENT
                             TO CREDIT AGREEMENT



         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 14, 2001 and entered into by and among Falcon Products, Inc., a Delaware corporation ("COMPANY"), the Subsidiary Guarantors listed on the signature pages hereof (the "SUBSIDIARY GUARANTORS"), the financial institutions listed on the signature pages hereof ("LENDERS"), DLJ Capital Funding, Inc., as Administrative Agent for Lenders ("AGENT"), First Union National Bank, as Syndication Agent (the "SYNDICATION AGENT") and NationsBank, N.A., as Documentation Agent (the "DOCUMENTATION AGENT"), and is made with reference to that certain Credit Agreement dated as of June 17, 1999, as amended by a First Amendment dated as of April 17, 2000 and a Second Amendment dated as of September 2000 (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lenders, Agent, Syndication Agent and Documentation Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                  RECITALS


         WHEREAS, Company and Lenders desire to amend the Credit Agreement with respect to reducing the Revolving Loan Commitments and amending the financial covenants contained therein and to make certain other related changes, all as more specifically set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS TO THE CREDIT AGREEMENT

         1.1  AMENDMENTS TO SUBSECTION 1.1: DEFINED TERMS
              -------------------------------------------

         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical order:

              "`CONSOLIDATED SENIOR LEVERAGE RATIO' means, at any date of determination, the ratio of (a) an amount equal to (i) Consolidated Total Debt minus (ii) the aggregate amount of Subordinated
                    -----
         Indebtedness, in each case as of the last day of the Fiscal Quarter for which such determination is being made, to (b) Consolidated EBITDA for the consecutive four Fiscal Quarters ending on the last day of the Fiscal Quarter for which such determination is being made.

              `RESTRUCTURING CHARGES' means those non-recurring cash and non-cash restructuring charges incurred by Company and its Subsidiaries during the third and fourth Fiscal Quarters of Fiscal Year 2001 and the first Fiscal Quarter of Fiscal Year 2002 in connection with the restructuring of the manufacturing operations of


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         Company and its Subsidiaries including the closing of certain of such manufacturing facilities."

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding a new clause (vii) to the definition of "Consolidated EBITDA" immediately succeeding clause (vi) as follows:

              "(vii) to the extent deducted in determining Consolidated EBITDA, Restructuring Charges up to a maximum aggregate amount for all such Restructuring Charges of not in excess of $20,000,000."

         C. Subsection 1.1 of the Credit Agreement is hereby further amended by adding immediately after the phrase "(or minus accumulated deficit)" in the definition of "Consolidated Net Worth" the following:

              "plus an amount equal to the after-tax effect of Restructuring Charges up to an aggregate amount not to exceed $13,500,000."

         1.2  AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS
              ---------------------------------------------------------
              AND LOANS
              ---------

         A. Subsection 2.1A(ii) of the Credit Agreement is hereby amended by deleting the second sentence contained therein in its entirety and by substituting therefor the following:

         "The original amount of each Revolving Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed
                                                      ------------
         hereto and the aggregate amount of the Revolving Loan Commitments is $30 million; provided that the Revolving Loan Commitments of the
                         --------
         Revolving Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided further that the amount of the
                               -------- -------
         Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii) and shall be increased from time to time by the amount of any increases thereto made pursuant to the last paragraph of this subsection 2.1A(ii)."

         B. Subsection 2.1A(ii) of the Credit Agreement is hereby further amended by adding at the end thereof a new paragraph as follows:

              "At any time that no Potential Event of Default or Event of Default has occurred and is continuing the Company may notify the Administrative Agent that the Company has obtained additional or new Revolving Loan Commitments from existing Lenders and/or other lenders not then a party to this Agreement to provide up to an aggregate amount of $20 million in additional or new Revolving Loan Commitments. Any such proposed lender which is not then a Revolving Lender under this Agreement shall be subject to the approval of Administrative Agent, such approval not to be unreasonably withheld or delayed. Any increase in the Revolving Loan Commitments pursuant to this subsection 2.1A(ii) shall constitute an amendment of this Agreement but shall not require any further approval or action by Lenders. Nothing contained in this subsection 2.1A(ii) or otherwise in this

                                      2


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         Agreement is intended to obligate any Lender or Administrative Agent to provide any portion of any such additional Revolving Loan Commitments. Each new Lender designated by Company and acceptable to Administrative Agent shall become an additional party hereto upon its execution of a counterpart signature page to this Agreement. Upon such execution, Administrative Agent shall notify the other Lenders to this Agreement of such increase in the Revolving Loan Commitments. Upon effectiveness of any such increase, the Revolving Loan Commitments and Pro Rata Share of each Revolving Lender will be adjusted to give effect to the increase in the applicable Revolving Loan Commitments. To the extent that the adjustment of Pro Rata Shares results in losses or expenses to any Revolving Lender as a result of the prepayment of any LIBOR Loan on a date other than the scheduled last day of the applicable Interest Period, Company shall be responsible for such losses or expenses pursuant to subsection 2.6D."

         1.3  AMENDMENTS TO SUBSECTION 7.6: FINANCIAL COVENANTS
              -------------------------------------------------

         A. Subsection 7.6A of the Credit Agreement is hereby amended by deleting the table contained therein with respect to the Third Fiscal Quarter of Fiscal Year 2001 and thereafter and by inserting in lieu thereof the following:

         -------------------------------------------------
                                     Minimum Fixed Charge
                   "Period              Coverage Ratio
                   -------              --------------
         -------------------------------------------------

         -------------------------------------------------
         3rd Fiscal Quarter of            1.00:1.00
         Fiscal Year 2001 through
         3rd Fiscal Quarter of
         Fiscal Year 2003
         -------------------------------------------------
         4th Fiscal Quarter of            1.05:1.00"
         Fiscal Year 2003
         and thereafter
         -------------------------------------------------

         -------------------------------------------------


         B. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the table contained therein with respect to the Third Fiscal Quarter of Fiscal Year 2001 through and including the Second Fiscal Quarter of Fiscal Year 2002 and by inserting in lieu thereof the following:

         ----------------------------------------------
                                          Maximum
                                       Consolidated
                   "Period             Leverage Ratio
                   -------             --------------
         ----------------------------------------------

         ----------------------------------------------
         3rd Fiscal Quarter of           4.85:1.00
         Fiscal Year 2001
         ----------------------------------------------
         4th Fiscal Quarter of           4.80:1.00
         Fiscal Year 2001
         ----------------------------------------------

         ----------------------------------------------
         1st Fiscal Quarter of           4.75:1.00
         Fiscal Year 2002
         ----------------------------------------------
         2nd Fiscal Quarter of           4.35:1.00"
         Fiscal Year 2002
         ----------------------------------------------

         C. Subsection 7.6C of the Credit Agreement is hereby amended by deleting the table contained therein with respect to the Second Fiscal Quarter of Fiscal Year 2001 through and

                                     3



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including the Fourth Fiscal Quarter of Fiscal Year 2005 and by inserting in lieu thereof the following:

         ----------------------------------------------
                                   Minimum Consolidated
                   "Period               EBITDA
                   -------               ------
         ----------------------------------------------

         ----------------------------------------------
         2nd Fiscal Quarter of          $37,000,000
         Fiscal Year 2001
         ----------------------------------------------
         3rd Fiscal Quarter of          $33,000,000
         Fiscal Year 2001
         ----------------------------------------------
         4th Fiscal Quarter of          $31,000,000
         Fiscal Year 2001
         ----------------------------------------------

         ----------------------------------------------
         1st Fiscal Quarter of          $31,000,000
         Fiscal Year 2002
         ----------------------------------------------
         2nd Fiscal Quarter of          $32,500,000
         Fiscal Year 2002
         ----------------------------------------------
         3rd Fiscal Quarter of          $34,000,000
         Fiscal Year 2002
         ----------------------------------------------
         4th Fiscal Quarter of          $35,000,000
         Fiscal Year 2002
         ----------------------------------------------

         ----------------------------------------------
         1st Fiscal Quarter of          $36,500,000
         Fiscal Year 2003
         ----------------------------------------------
         2nd Fiscal Quarter of          $38,500,000
         Fiscal Year 2003
         ----------------------------------------------
         3rd Fiscal Quarter of          $40,000,000
         Fiscal Year 2003
         ----------------------------------------------
         4th Fiscal Quarter of          $40,000,000
         Fiscal Year 2003
         ----------------------------------------------

         ----------------------------------------------
         1st Fiscal Quarter of          $42,500,000
         Fiscal Year 2004
         ----------------------------------------------
         2nd Fiscal Quarter of          $42,500,000
         Fiscal Year 2004
         ----------------------------------------------
         3rd Fiscal Quarter of          $42,500,000
         Fiscal Year 2004
         ----------------------------------------------
         4th Fiscal Quarter of          $45,000,000
         Fiscal Year 2004
         ----------------------------------------------

         ----------------------------------------------
         1st Fiscal Quarter of          $45,000,000
         Fiscal Year 2005
         ----------------------------------------------
         2nd Fiscal Quarter of          $47,000,000
         Fiscal Year 2005
         ----------------------------------------------
         3rd Fiscal Quarter of          $47,500,000
         Fiscal Year 2005
         ----------------------------------------------
         4th Fiscal Quarter of          $48,000,000"
         Fiscal Year 2005
         and thereafter
         ----------------------------------------------

                                     4


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         D.   Subsection 7.6D of the Credit Agreement is
hereby amended by deleting the table contained therein and by inserting in lieu thereof the following:

         ----------------------------------------------

                                   MINIMUM CONSOLIDATED
                "PERIOD                  NET WORTH
         ----------------------------------------------
         One day after the Closing
         Date through Fiscal Year       $60 million
         2000
         ----------------------------------------------
         Fiscal Year 2001 through       $75 million
         2nd Fiscal Quarter Fiscal
         Year 2002
         ----------------------------------------------
         3rd Fiscal Quarter Fiscal      $80 million
         Year 2002 through 4th
         Fiscal Quarter Fiscal Year
         2002
         ----------------------------------------------
         Fiscal Year 2003               $85 million
         ----------------------------------------------
         Fiscal Year 2004               $90 million
         ----------------------------------------------
         Fiscal Year 2005 and           $95 million"
         thereafter
         ----------------------------------------------

         E. A new subsection 7.6E is hereby added to the Credit Agreement in appropriate numerical order as follows:

              "E. MAXIMUM CONSOLIDATED SENIOR LEVERAGE RATIO. Company shall not permit the Consolidated Senior Leverage Ratio, calculated on a Pro Forma Basis, for any four-Fiscal Quarter period ending during any of the periods set forth below to exceed the correlative ratio indicated:

         ---------------------------------------------------
                                      Maximum Consolidated
                Period                Senior Leverage Ratio
                ------                ---------------------
         ---------------------------------------------------

         ---------------------------------------------------
         3rd Fiscal Quarter of              2.00:1.00
         Fiscal Year 2001
         ---------------------------------------------------
         4th Fiscal Quarter of              2.00:1.00
         Fiscal Year 2001
         ---------------------------------------------------

         ---------------------------------------------------
         1st Fiscal Quarter of              1.75:1.00"
         Fiscal Year 2002
         and thereafter
         ---------------------------------------------------

         1.4  AMENDMENT TO SUBSECTION 7.8: CONSOLIDATED CAPITAL EXPENDITURES
              --------------------------------------------------------------

         Subsection 7.8 of the Credit Agreement is hereby amended by deleting from the table contained therein the Consolidated Capital Expenditures limitations for Fiscal Year 2001 and 2002 and by inserting in lieu thereof the following:

         ------------------------------------------------------
                "Fiscal Year              Maximum Consolidated
                ------------              Capital Expenditures
                                          --------------------
         ------------------------------------------------------

         ------------------------------------------------------
         Fiscal Year 2001                     $ 8,500,000
         ------------------------------------------------------
         Fiscal Year 2002                     $10,000,000"
         ------------------------------------------------------

                                     5


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SECTION 2.  CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):

          A. On or before the Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders) the following, each, unless otherwise noted, dated the Amendment Effective Date:

          1. Signature and incumbency certificates of its officers executing this Amendment;

          2. Signature and incumbency certificates of the officers of each Subsidiary Guarantor executing this Amendment; and

          3. Copies of this Amendment executed by Company and each Subsidiary Guarantor.

          B. Company shall pay to each Lender executing this Amendment by the close of business, New York time, on June 14, 2001, a consent fee equal to 0.20% multiplied by the sum of (a) such Lender's Tranche A Term Loans
         ----------
plus (b) such Lender's Revolving Loan Commitments (after giving effect to this Amendment).

          C. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

          D. Requisite Lenders and Agent shall have executed and delivered copies of this Amendment to Agent.


SECTION 3.  REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement and the other Loan Documents in the manner provided herein, Company and each Subsidiary Guarantor represent and warrant to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Each of Company and each Subsidiary Guarantor has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the other Loan Documents as amended by this Amendment (the "AMENDED AGREEMENTS").

                                     6


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

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreements have been duly authorized by all necessary corporate action on the part of Company and each Subsidiary Guarantor.

         C. NO CONFLICT. The execution and delivery by Company and each Subsidiary Guarantor of this Amendment and the performance by Company and each Subsidiary Guarantor of the Amended Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Company and each Subsidiary Guarantor of this Amendment and the performance by Company and each Subsidiary Guarantor of the Amended Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreements have been duly executed and delivered by Company and each Subsidiary Guarantor and are the legally valid and binding obligations of Company and each Subsidiary Guarantor, enforceable against Company and each Subsidiary Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4. ACKNOWLEDGEMENT AND CONSENT

         Company is a party to the certain Collateral Documents, pursuant to which Company has created Liens in favor of Agent on certain Collateral to secure the Obligations. The Subsidiary Guarantors are parties to the Subsidiary Guaranty and certain Collateral Documents specified in the Credit Agreement, in each case as amended through the Amendment Effective Date, pursuant to which each Subsidiary Guarantor has (i) guarantied the Obligations pursuant to the Subsidiary Guaranty and (ii) granted a security interest in and pledged certain Collateral to Agent to secure the

                                     7


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

obligations of such Subsidiary under such Subsidiary Guaranty pursuant to such Collateral Documents. Company and the Subsidiary Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES and the Guaranties and Collateral Documents referred to above are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and the other Loan Documents and this Amendment and consents to the Credit Agreement as amended by the First Amendment and to the amendment of the Credit Agreement and the other Loan Documents effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company and the Subsidiary Guarantors now or hereafter existing under or in respect of the Amended Agreements and the Notes defined therein.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreements and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5.  MISCELLANEOUS

         A.  REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT
AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Amendment Effective Date, each reference in the Credit Agreement or the other Loan Documents amended hereby to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement or such other Loan Document shall mean and be a reference to the Amended Agreements.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall no constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                [Remainder of page intentionally left blank]

                                     9



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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                           FALCON PRODUCTS, INC.



                           By:
                               ------------------------------------
                           Name:
                           Title:

                           FALCON HOLDINGS, INC., as a Credit
                           Support Party and a Subsidiary Guarantor



                           By:
                               ------------------------------------
                           Name:
                           Title:

                           HOWE FURNITURE CORPORATION, as a
                           Credit Support Party and a
                           Subsidiary Guarantor



                           By:
                               ------------------------------------
                           Name:
                           Title:

                           JOHNSON INDUSTRIES, INC., as a
                           Credit Support Party and a
                           Subsidiary Guarantor



                           By:
                               ------------------------------------
                           Name:
                           Title:

                           SHELBY WILLIAMS INDUSTRIES, INC.,
                           as a Credit Support Party and a
                           Subsidiary Guarantor



                           By:
                               ------------------------------------
                           Name:
                           Title:

                           SELLERS & JOSEPHSON, INC., as a
                           Credit Support Party and a
                           Subsidiary Guarantor



                           By:
                               ------------------------------------
                           Name:
                           Title:

                           MADISON FURNITURE INDUSTRIES, INC.,
                           as a Credit Support Party and a
                           Subsidiary Guarantor



                           By:
                               ------------------------------------
                           Name:
                           Title:

                           DLJ CAPITAL FUNDING, INC.,
                           individually and as Administrative Agent



                           By:
                               ------------------------------------
                           Name:
                           Title:

                           ----------------------------------------



                           By:
                               ------------------------------------
                           Name:
                           Title: